                       STATEMENT OF ADDITIONAL INFORMATION


                  --------------------------------------------


                    FLAG INVESTORS COMMUNICATIONS FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202

                  --------------------------------------------


                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.














     Statement of Additional Information Dated May 1, 1999, as Supplemented
                            through October 25, 1999
                       relating to the Prospectuses Dated
              May 1, 1999, as Supplemented through October 11, 1999

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

1.       General Information and History.........................................................      1
2.       Investment Objective and Policies.......................................................      1
3.       Valuation of Shares and Redemption......................................................      7
4.       Federal Tax Treatment of Dividends and Distributions....................................      7
5.       Management of the Fund..................................................................     10
6.       Investment Advisory and Other Services..................................................     16
7.       Distribution of Fund Shares.............................................................     17
8.       Brokerage...............................................................................     21
9.       Capital Stock...........................................................................     23
10.      Semi-Annual Reports.....................................................................     23
11.      Custodian, Transfer Agent and Accounting Services.......................................     23
12.      Independent Accountants.................................................................     24
13.      Legal Matters...........................................................................     24
14.      Performance Information.................................................................     24
15.      Control Persons and Principal Holders of Securities.....................................     27
16.      Financial Statements ...................................................................     27
         Appendix................................................................................    A-1


1.    GENERAL INFORMATION AND HISTORY

      Flag Investors Communications Fund, Inc. (the "Fund") is an open-end management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company ("AT&T") after AT&T's divestiture and reorganization in January 1984. Prior to May 1, 1998 the Fund was known as the Flag Investors Telephone Income Fund, Inc.

      The Fund currently offers four classes of shares: Flag Investors Communications Fund Class A Shares ("Class A Shares"), Flag Investors Communications Fund Class B Shares ("Class B Shares"), Flag Investors Communications Fund Class C Shares ("Class C Shares") and Flag Investors Communications Fund Institutional Shares ("Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Communications Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

      Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

      The Fund was organized as a Maryland corporation on October 18, 1983 and began operations on January 18, 1984. On May 20, 1985, the Fund reorganized as a Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Shares on February 26, 1998 and the Class C Shares on October 19, 1998.

      Under a license agreement dated January 19, 1989 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains rights to the name and logo, including the right to permit other investment companies to use them.


2.    INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. In seeking this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field. For this purpose, companies would be considered to be in the "communications field" if they were engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. Companies would be considered to be "engaged" in the research, development, manufacture or sale of communications services, technology, equipment or products if they derived at least 50% of their revenues from such activities.

      The Fund's investment advisor (the "Advisor") and sub-advisor (the "Sub-Advisor"), collectively, (the "Advisors"), believe that investing in a portfolio of securities of companies in the communications field affords an attractive opportunity for achieving this investment objective. Effective communication through the transmission of voice, pictures and data is becoming increasingly important and the communications field now embraces a wide variety of products and services, such as local and long distance telephone service, wireless service (e.g., cellular telephone or paging services), video, telecommunications equipment, media, and information technology. Information technology combines data processing and telecommunications to support more efficient and economical business processes and consumer activities. The rapidly improving performance and declining cost of transmission have helped the global expansion of information technology. For example, businesses have an increasing need to connect to remote users such as employees, suppliers and customers. Customers are increasingly relying on telephone-based applications like on-line banking and shopping to save time and money. Worldwide telecommunications market expansion will create opportunities for established and emerging providers of telecommunications products and services. Although new, high growth technologies are being adopted at an increasing rate, commercial acceptance still lags the introduction of new products and services. Traditional communications companies, such as telephone companies, are positioned to serve the existing and developing needs of their customer base with a combination of current and new offerings. Evolving user requirements have also led to the development of separate industry segments, outside the local telephone and long distance businesses, which enable non-traditional telecommunications providers a chance to benefit from the growing worldwide demand for voice, data and video services.

      There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

      Under normal market conditions at least 65% of the Fund's total assets will be invested in common stock, securities convertible thereto and debt obligations of companies in the communications field, as defined above. Depending on the circumstances, the Fund may temporarily and for defensive purposes invest up to 100% of its net assets in money market instruments and in other income-producing securities.

Investments in Investment Grade Securities

      In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined to be of comparable quality by the Fund's investment advisors, under criteria approved by the Fund's Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's total assets (measured at the time of the investment) may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were investment grade at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. In the event any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be automatically required to sell the security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in debt obligations that are below investment grade. (See "Investments in Non-investment Grade Securities" below.)

Below Investment Grade Securities

      The Fund may purchase debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting of both income and capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's.

      Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

      Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable objective data available.

Investment in Securities of Foreign Issuers

      From time to time, the Fund may invest in American Depositary Receipts ("ADRs"), which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of issuers not publicly traded in the United States, when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

Restricted Securities

      The Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Fund's advisors under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions" in the Statement of Additional Information). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

      The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto,
(b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

      The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund.

      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Covered Call Options

      In an attempt to earn additional income, and as a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of eliminating outstanding contracts.

      When the Fund writes a call option on securities that it owns, it gives the purchaser of the option the right to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In the strategy to be employed by the Fund, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors believe the security should be held for the long term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

      Only call options that are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

      The Fund may write options contracts on its securities up to 20% of the value of its net assets at the time such options are written. The Fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

      Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the existing call option. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Board of Directors believes that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the stock sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Investment Restrictions

      The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

      1. Invest less than 65% of its total assets in the communications field, except as described in the Prospectus, (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry);

      2. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

      3. Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

      4. Invest in real estate or mortgages on real estate;

      5. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures;

      6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

      7. Issue senior securities; or

      8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement.


      The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

      1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law; and

      2. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

3.    VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

      The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

      The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

      Under normal circumstances, the Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

4.    FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

      The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

      The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

      The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

      In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net short-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

      Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

      If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

      Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

      The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

      In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund will qualify for the corporate dividends-received deduction.

      Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

      Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

      The Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

      The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

      In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

      If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

State and Local Tax Considerations

      Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


5.    MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore. Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)
      Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
      IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment), Director, Mitchell Hutchins family of funds and Deutsche Funds, Inc., and Trustee, Deutsche Portfolios (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994, U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director (7/17/45)
      Managing Director, Deutsche Asset Management Americas; Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor). Formerly, Director, ISI Family of Funds (registered investment companies). Chartered Financial Analyst.

JOSEPH R. HARDIMAN, Director (5/27/37)
      8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now ST Alex. Brown Incorporated), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
      26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD,  Director (7/l4/32)
      Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)
      The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
      4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group (registered investment advisor), First Fund Distributors, Inc. (registered broker-dealer) and Guinness Flight Investments Funds, Inc.: Director, The Germany Fund, Inc., The Central European Equity Fund, Inc., Deutsche Funds, Inc., Trustee, Deutsche Portfolios, and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies).

CARL W. VOGT, Esq., President (4/20/36)
      Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration). Formerly, Director of each fund in the Fund Complex.

CHARLES A. RIZZO, Treasurer (8/5/57)
      Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
      Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
      Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998,

----------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

      Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four funds in the Fund Complex. Ms. Rimel serves as Director of seven funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of seven of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex.

      Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

      With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "Interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") and Mr. Vogt, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled $34,921.

      The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1998.

                               COMPENSATION TABLE

                                                                                                     Total Compensation
                                        Aggregate Compensation           Pension or Retirement       From the Fund
                                        From the Fund Payable to         Benefits Accrued As         and Fund Complex
                                        Directors for the Fiscal Year    Part of Fund Expenses       for the Fiscal Year
Name of Person, Position                Ended December 31, 1998          Payable to Directors        Ended December 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Truman T. Semans, Chairman(1)                     $0                              $0                 $0

Richard T. Hale, Director(1)                      $0                              $0                 $0

James J. Cunnane, Director(8)                     $4,358(2)                       (3)                $39,000 for service on 13(4)
                                                                                                     Boards in the Fund Complex

Joseph R. Hardiman, Director(5)                   $2,472(2)                       (3)                $19,500 for service on 11(8)
                                                                                                     Boards in the Fund Complex

John F. Kroeger, Director(7)                      $5,475                          (3)                $49,000 for service on 13(4)
                                                                                                     Boards in the Fund Complex

Louis E. Levy, Director                           $4,960(2)                       (3)                $44,000 for service on 13(4)
                                                                                                     Boards In the Fund Complex

Eugene J. McDonald, Director                      $4,358(2)                       (3)                $39,000 for service on 13(4)
                                                                                                     Boards In the Fund Complex

Rebecca W. Rimel, Director                        $4,429(2)                       (3)                $39,000 for service on 12(4)(8)
                                                                                                     Boards in the Fund Complex

Carl W. Vogt. Esq., Director                      $4,461(2)                       (3)                $39,000 for service on 13(4)(8)
                                                                                                     Boards in the Fund Complex

Richard R. Burt, Director(9)                      N/A                              N/A               N/A

Robert H. Wadsworth, Director(9)                  N/A                              N/A               N/A

----------------
(1) A Director who is an "interested person" as defined in the 1940 Act.

(2) Of amounts payable to Messrs. Cunnane, Levy, McDonald and Vogt, and to Ms. Rimel, $4,358, $0, $4,358, $4,461 and $4,429, respectively, was deferred pursuant to a deferred compensation plan.

(3) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1998 was approximately $12,735.

(4) One of these funds ceased operations on July 29, 1998.

(5) Elected to the Fund's Board of Directors on September 27, 1998.


(6) Ms. Rimel receives and Messrs. Hardiman and Vogt, prior to their appointment or election as Director to all 12 Funds in the Fund Complex, received proportionately higher compensation from each fund for which they serve as Director.

(7) Retired effective September 27, 1998; Deceased. November 26, 1998.

(8) Retired effective October 7, 1999.

(9) Elected to the Fund's board effective October 7, 1999.

      The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Advisors or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service, The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994, and another Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of S4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

      Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee eamed by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr, Vogt, 3 years; for Mr. Hardiman, 1 year; for Mr. Burt and Mr. Wadsworth, 0 years.

Years of Service        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------        -----------------------------------------------------------------

                        Chairmen of Audit and Executive Committees      Other Participants
                        ------------------------------------------      ------------------
6 years                                    $4,900                            $3,900
7 years                                    $9,800                            $7,800
8 years                                   $14,700                           $11,700
9 years                                   $19,600                           $15,600
10 years or more                          $24,500                           $19,500

      Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan, Messrs. Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director or employee of the Fund, or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On March 30, 1999, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), both of which contracts are described in greater detail below. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by a vote of shareholders of the Fund on October 7, 1999. ICC, the investment advisor, is an indirect subsidiary of Deutsche Bank AG. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owens, Inc. a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of that portion exceeding $1.5 billion. Prior to April 11, 1995, the annual rates based upon the Fund's average daily net assets were: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion in excess of $300 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of that portion in excess of $1.5 billion.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:

                                  Year Ended December 31,
--------------------------------------------------------------------------------
Fees Paid to:         1998                1997                 1996
--------------------------------------------------------------------------------
ICC                $5,927,518         $ 4,172,769           $ 3,562,609
--------------------------------------------------------------------------------
ABIM               $4,132,229         $ 2,944,897           $ 2,430,407
--------------------------------------------------------------------------------

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. See "Custodian, Transfer Agent and Accounting Services."

7.       DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 27, 1999.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

         With respect to Class A Shares, Class B Shares and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services.

         As compensation for providing distribution services as described above, the Fund will pay ICC Distributors, an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares, 0.75% of the average daily net assets of the Class B Shares and 0.75% of the average daily net assets of the Class C Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. With respect to the Class B Shares and the Class C Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares and the Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectus.) ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors does not receive compensation for distributing Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:

                                 ----------------------------------------------
                                        Fiscal Year Ended December 31,
-------------------------------------------------------------------------------
                   Fees
                                  1998              1997            1996
--------------------------------------------------------------------------------
12b-1 Fees                     $2,717,467(1)    $ 1,545,188(2)  $ 1,350,396(4)
--------------------------------------------------------------------------------
Shareholder Servicing Fee
(Class B and Class C Shares)     $180,687(1)       $ 59,629(3,5)   $ 32,943(4,5)
--------------------------------------------------------------------------------
-------------------------------------------------------
(1)      Fees received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $974,875 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $570,313.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $35,479 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $24,150.
(4)      Fees received by Alex. Brown, the Fund's distributor.
(5)      For Class B Shares only.

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each class of Shares (except Institutional Shares) (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plans remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 27, 1999.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the Class A Shares and the Class B Shares for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of Class A Shares and contingent deferred sales charges on the Class B and Class C Shares and from such commissions and sales charges retained the following amounts:

-----------------------------------------------------------------------------------------------------------------------
                                             Fiscal Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------
        Class                      1998                            1997                               1996
                      -------------------------------------------------------------------------------------------------
                         Received       Retained         Received         Retained         Received         Retained
-----------------------------------------------------------------------------------------------------------------------
Class A               $2,696,511(1)       $ 0(1)     $469,945(2)      $    61,823(4)       $717,441(4)      $255,062(4)
Commissions
-----------------------------------------------------------------------------------------------------------------------
Class B               $3,281,541(1)       $ 0(1)     $350,133(3)      $    34,414(4)       $377,125(4)      $377,125(4)
Contingent
Deferred Sales
Charge
-----------------------------------------------------------------------------------------------------------------------
Class C               $   24,636(1)       $ 0(1)           N/A              N/A               N/A              N/A
Contingent
Deferred Sales
Charge
-----------------------------------------------------------------------------------------------------------------------

-------------
(1)      By ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $307,092 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,419.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $202,841 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $147,292.
(4)      By Alex. Brown, the Fund's distributor.

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the

Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC, ABIM, or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.


8.       BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which affiliates of the Advisors act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services that are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid the affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

--------------------------------------------------------------------------------
                                      Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                              1998            1997                   1996
--------------------------------------------------------------------------------
Transactions Directed    $244,993,558     $312,672,931        $  191,851,754
--------------------------------------------------------------------------------
Commissions Paid         $    275,519     $    406,249        $      396,046
--------------------------------------------------------------------------------

         For the fiscal year ended December 31, 1998, the Fund paid $4,500 in brokerage commissions to BT Alex Brown or its affiliates. For the fiscal year ended December 31, 1997, the Fund paid no brokerage commissions to BT Alex. Brown or its affiliates. For the fiscal year ended December 31, 1996, the Fund paid Alex. Brown brokerage commissions in the aggregate amount of $7,000, which represented 1.9% of the Fund's aggregate brokerage commissions for the period and which were paid on transactions that represented 2.9% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during the period. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1998, the Fund held a 4.5% repurchase agreement issued by Goldman Sachs & Co. valued at $60,306,067. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

9.       CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund has 110 million authorized Shares of common stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. On October 11, 1989, the Fund declared a two for one stock dividend payable to shareholders of record on October 27, 1989.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: Flag Investors Communications Fund Class A Shares, Flag Investors Communications Fund Class B Shares, Flag Investors Communications Fund Class C Shares; and Flag Investors Communications Fund Institutional Shares. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable services fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1998, Bankers Trust was paid $101,903 as compensation for providing custody services to the Fund. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.12 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended December 31, 1998, ICC received transfer agency fees of $577,983.

         ICC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Daily Net Assets             Incremental Annual Accounting Fee
         ------------------------             ---------------------------------

$                 0  -  $     10,000,000             $13,000(fixed fee)
$ 10,000,000         -  $     20,000,000                  0.100%
$ 20,000,000         -  $     30,000,000                  0.080%
$ 30,000,000         -  $     40,000,000                  0.060%
$ 40,000,000         -  $     50,000,000                  0.050%
$ 50,000,000         -  $     60,000,000                  0.040%
$ 60,000,000         -  $     70,000,000                  0.030%
$ 70,000,000         -  $    100,000,000                  0.020%
$100,000,000         -  $    500,000,000                  0.015%
$500,000,000         -  $  1,000,000,000                  0.005%
over $1,000,000,000                                       0.001%

         In addition, the Fund reimburses ICC for certain out-of-pocket expenses.

         As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1998, ICC received fees of $135,622.

12.      INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

13.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

14.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(l + T)n  =   ERV

     Where:  P      =   a hypothetical initial payment of $1,000
             T      =   average annual total return
             n      =   number of years (1, 5 or 10)
             ERV    =   ending redeemable value at the end of the 1-, 5-
                        or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class).

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1998 were as follows:

                          One-Year Period             Five-Year Period             Ten-Year Period
                               Ended                       Ended                        Ended
                            December 31,                December 31,                 December 31,            Inception Through
                               1998                        1998                         1998                 December 31, 1998
                               -----                       -----                        ----                 -----------------
                                                                  Average                      Average                     Average
                         Ending                      Ending        Annual        Ending        Annual        Ending        Annual
                       Redeemable      Total       Redeemable      Total       Redeemable       Total      Redeemable       Total
       Class             Value        Return         Value         Return        Value         Return        Value         Return
       -----             -----        ------         -----         ------        -----         ------        -----         ------
Class A                  $1,769       76.96%         $3,446        28.08%        $7,766        22.75%       $1,750*        21.10%*
January 18, 1984+
Class B                  $1,799       79.91%          N/A           N/A           N/A            N/A         $3,709        38.87%
January 3, 1995+
Class C                   N/A           N/A           N/A           N/A           N/A            N/A         $1,410        40.09%
November 1,
1998+
Institutional             N/A           N/A           N/A           N/A           N/A            N/A         $1,540        53.99%
May 1, 1998+

+ Inception Date.
* Not required since more than ten years have elapsed since inception.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., or with the performance of the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government and short-term securities) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1998 was 14% and in fiscal year 1997 was 26%.

         Morningstar Mutual Fund Advisory Service ("Morningstar") assigned the Fund their "5" Best in Category, rating among the ten funds in the communications funds category for the three-year period ended December 31, 1998. As of December 31, 1998, Morningstar assigned the Fund a weighted overall risk-adjusted rating of five stars based on the three-, five- and ten-year ratings (see explanation below). As of December 31, 1998, the Fund's ratings for separate periods within its investment category of domestic equity funds, were five stars among 2,802 funds for three years, five stars among 1,702 funds for five years and five stars among 732 funds for ten years.

         The Morningstar risk-adjusted rating is expressed on a scale of 1 to 5 stars. The star rating is neither a predictive measure nor a "buy/sell" recommendation. It is a purely descriptive representation of how well a fund has balanced risk and return in the past. If the fund scores in the top 10% of its investment category, it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); if it falls in the middle 35%, it receives 3 stars (Neutral or Average); if it falls in the next 22.5%, it receives two stars (Below Average); and if it falls in the bottom 10%, it receives 1 star (Lowest). The star ratings are recalculated monthly. The Fund's overall risk-adjusted star rating is a weighted average of the Fund's three-, five-, and 10-year histories, relative to other funds in its broad investment category (i.e, equity). The three time periods are combined as a weighted average. The 10-year rating accounts for 50% of the overall rating, the five-year figure for 30%, and the three-year period 20%.

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of February 1, 1999:

--------------------------------------------------------------------------------------------------------
                                          Owned of      Beneficially
                 Name and Address          Record           Owned                Percentage Owned
--------------------------------------------------------------------------------------------------------
Brown Investment Advisory                                     X           16.63% of Institutional Shares
FBO 01-01-170-7033070
19 South Street
Baltimore, Maryland  21202

Brown Investment Advisory                                     X           10.16% of Institutional Shares
FBO 01-01-170-7132000
19 South Street
Baltimore, MD 21202

BT Alex. Brown Incorporated                  X                X           73.21% of Institutional Shares
FBO 250-10788-16
Brown Advisory House Acct.
P.O. Box 1346
Baltimore, MD 21203-1346
--------------------------------------------------------------------------------------------------------

         As of February 1, 1999, the Directors and officers as a group owned less than 1% of the Fund's total outstanding shares.

16.      FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------
STATEMENT OF NET ASSETS                               December 31, 1998

  Shares                     Security                      Market Value
-----------------------------------------------------------------------
COMMON STOCK -- 86.2%

REGIONAL BELL OPERATING COMPANIES -- 22.1%
   1,100,000   Ameritech Corp. .........................   $ 69,712,500
     833,216   Bell Atlantic Corp. .....................     47,337,084
   3,089,520   SBC Communications, Inc. ................    165,675,510
     573,000   U.S. West Incorporated ..................     37,030,125
                                                           ------------
                                                            319,755,219
                                                           ------------
INDEPENDENT LOCAL EXCHANGE CARRIERS -- 6.3%
     480,000   ALLTEL Corp. ............................     28,710,000
   1,668,000   Cincinnati Bell, Inc. ...................     63,071,250
                                                           ------------
                                                             91,781,250
                                                           ------------

TELECOMMUNICATION - LONG DISTANCE -- 12.2%
     924,200   Frontier ................................     31,422,800
     500,000   General Communication, Inc. * ...........      2,031,250
   1,650,080   MCI Worldcom, Inc.* .....................    118,393,240
     150,000   Pacific Gateway Exchange, Inc.* .........      7,209,375
     200,000   Sprint Corp. (FON Group) ................     16,825,000
                                                           ------------
                                                            175,881,665
                                                           ------------

SPECIALTY TELECOMMUNICATION SERVICES -- 31.4%
     270,408   Airtouch Communications, Inc.* ..........     19,503,177
   1,827,000   America Online* .........................    292,320,000
     417,800   Comsat ..................................     15,040,800
     470,300   First Data Corp. ........................     14,902,631
   2,055,000   Novell, Inc.* ...........................     37,246,875
     645,347   Orbital Sciences Corp.* .................     28,556,605
     514,400   Qwest Communications International, Inc.*     25,720,000
     405,000   Skytel Communications* ..................      8,960,625
     100,000   Sprint Corp (PCS Group)* ................      2,312,500
     225,000   WinStar Communications, Inc.* ...........      8,775,000
                                                           ------------
                                                            453,338,213
                                                           ------------

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS(concluded)                             December 31, 1998

 Shares/
Par (000)                    Security                               Market Value
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 8.8%
       509,000   3Com Corp.* .................................   $   22,809,563
       733,500   Alcatel Alsthom - ADR* ......................       17,924,906
       666,428   Black Box Corp.* ............................       25,240,961
       345,000   CellStar Corp.* .............................        2,350,313
       530,470   Lucent Technologies, Inc. ...................       58,351,700
                                                                 --------------
                                                                    126,677,443
                                                                 --------------
TOTAL COMMON STOCK (Cost $408,200,797) .......................    1,245,444,200
                                                                 --------------

FOREIGN TELEPHONE COMPANIES -- 3.6%
       850,000   Clearnet Communications - Class A* ..........        6,906,250
       128,000   Telefonica de Espana ADR ....................       17,328,000
       285,000   Telefonos de Mexico SA ADR ..................       13,875,937
       368,200   Teleglobe, Inc. .............................       13,255,200
                                                                 --------------
                                                                     51,365,387
                                                                 --------------

NON-TELEPHONE INDUSTRY COMMON STOCK -- 1.8%
       626,900   Centertrust Retail Properties ...............        7,679,525
       620,548   Conseco, Inc. ...............................       18,965,498
                                                                 --------------
                                                                     26,645,023
                                                                 --------------


REPURCHASE AGREEMENT -- 4.2%
        60,305 Goldman Sachs & Co., 4.50% dated 12/31/98,
                to be repurchased on 01/04/99, collateralized by
                U.S.Treasury Note with a par value of $54,741,000,
                coupon rate of 6.50%, due 8/15/05, with a market
                value of 60,306,067 (Cost $60,305,000) ........       60,305,000
                                                                  --------------

U.S. TREASURY BILL -- 2.1%
        30,000  U.S. Treasury Bill, dated 12/31/98, to mature
                 on 01/21/99, 3.88%
                 (Cost $29,926,750) ...........................       29,926,750
                                                                  --------------

FLAG INVESTORS COMMUNICATIONS FUND
------------------------------------------------------------------------------------

 Shares/
Par (000)                    Security                               Market Value
------------------------------------------------------------------------------------
 COMMERCIAL PAPER -- 6.9%
     50,000      American Express Credit Corp., dated 12/31/98,
                   to mature on 01/07/99, 5.00%..................... $    49,956,250
     50,000      Ford Motor Credit Corp., dated 12/31/98,
                   to mature on 01/05/99, 5.00%.....................      49,972,222
                                                                     ---------------
TOTAL COMMERCIAL PAPER (Cost $99,928,472)...........................      99,928,472
                                                                     ---------------
TOTAL INVESTMENTS -- 99.4%
 (Cost $598,361,019)** .............................................  $1,435,604,422
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6%........................       9,538,753
                                                                     ---------------
TOTAL NET ASSETS-- 100.0% ..........................................  $1,445,143,175
                                                                     ===============


NET ASSET VALUE AND REDEMPTION PRICE PER:
   Class A Share
     ($1,275,775,433 divided 37,273,431 shares).....................          $34.23
                                                                              ======
   Class B Share
     ($165,307,878 divided 4,891,128 shares)........................          $33.80***
                                                                              ======

   Class C Share
     ($3,246,874 divided 95,961 shares).............................          $33.84****
                                                                              ======

   Institutional Share
     ($812,990 divided 23,722 shares)...............................          $34.27
                                                                              ======

MAXIMUM OFFERING PRICE PER:
   Class A Share ($34.23 O 0.955)...................................          $35.84
                                                                              ======

   Class B Share ...................................................          $33.80
                                                                              ======

   Class C Share....................................................          $33.84
                                                                              ======

   Institutional Share..............................................          $34.27
                                                                              ======

-----------
   * Non-income producing security.
  ** Aggregate cost for federal tax purposes was $594,838,164.
 *** Redemption value is $32.45 following a 4% maximum contingent deferred sales charge.
**** Redemption value is $33.50 following a 1% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                     For the
                                                                    Year Ended
                                                                   December 31,
--------------------------------------------------------------------------------
                                                                     1998
Investment Income:
   Dividends ....................................................  $  11,274,810
   Interest .....................................................      2,433,424
     Less: Foreign taxes withheld ...............................        (12,313)
                                                                   -------------
            Total income ........................................     13,695,921
                                                                   -------------

Expenses:
   Investment advisory fee ......................................      5,927,518
   Distribution fee .............................................      2,898,154
   Transfer agent fee ...........................................        577,983
   Professional fees ............................................        159,337
   Printing and postage .........................................        140,755
   Accounting fee ...............................................        135,622
   Custodian fee ................................................        101,903
   Registration fees ............................................         97,337
   Directors' fees ..............................................         34,921
   Miscellaneous ................................................         17,193
                                                                   -------------
            Total expenses ......................................     10,090,723
                                                                   -------------
   Net investment income ........................................      3,605,198
                                                                   -------------

Realized and unrealized gain on investments:
   Net realized gain from security transactions .................    109,209,276
   Change in unrealized appreciation/depreciation of investments.    510,943,527
                                                                   -------------
   Net gain on investments ......................................    620,152,803
                                                                   -------------
Net increase in net assets resulting from operations ............  $ 623,758,001
                                                                   =============

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Years Ended December 31,
-----------------------------------------------------------------------------------
                                                       1998                1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income .....................   $     3,605,198    $     6,150,046
   Net realized gain from security
     transactions ............................       109,209,276         53,763,750
   Change in unrealized appreciation/
     depreciation of investments .............       510,943,527        132,712,907
                                                 ---------------    ---------------
   Net increase in net assets resulting
     from operations .........................       623,758,001        192,626,703
                                                 ---------------    ---------------

Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares ..........................       (13,223,970)       (12,292,592)
     Class B Shares ..........................        (1,158,104)          (438,661)
     Class C Shares ..........................            (8,002)              --
     Class D Shares ..........................          (216,796)          (560,042)
     Institutional Class .....................            (3,699)              --
   Net realized mid-term and long-term gains:
     Class A Shares ..........................       (31,466,328)       (45,697,778)
     Class B Shares ..........................        (3,523,412)        (2,233,281)
     Class C Shares ..........................           (25,235)              --
     Class D Shares ..........................          (397,182)        (2,314,208)
     Institutional Class .....................           (10,896)              --
                                                 ---------------    ---------------
   Total distributions .......................       (50,033,624)       (63,536,562)
                                                 ---------------    ---------------
Capital Share Transactions
   Proceeds from sale of shares ..............       298,419,515         32,057,019
   Value of shares issued in reinvestment
     of dividends ............................        42,901,943         52,863,614
   Cost of shares repurchased ................      (156,173,099)       (78,344,677)
                                                 ---------------    ---------------
   Increase in net assets derived from
     capital share transactions ..............       185,148,359          6,575,956
                                                 ---------------    ---------------
   Total increase in net assets ..............       758,872,736        135,666,097
Net Assets:
   Beginning of period .......................       686,270,439        550,604,342
                                                 ---------------    ---------------
   End of period .............................   $ 1,445,143,175    $   686,270,439
                                                 ===============    ===============


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       For the
                                                                      Year Ended
                                                                     December 31,         For the Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                       1998          1997       1996         1995         1994
Per Share Operating Performance:
   Net asset value at beginning of year ........................ $      19.37   $     15.59  $    14.87  $    12.30    $   13.70
                                                                 ------------   -----------  ----------  ----------    ---------
Income from Investment Operations:
   Net investment income .......................................         0.12          0.27        0.27        0.40         0.41
   Net realized and unrealized gain/(loss) on investments ......        16.05          5.41        1.67        3.58        (1.27)
                                                                 ------------  ------------  ----------  ----------    ---------
   Total from Investment Operations ............................        16.17          5.68        1.94        3.98        (0.86)
                                                                 ------------  ------------  ----------  ----------    ---------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains .........................        (0.40)        (0.40)      (0.38)      (0.41)       (0.44)
   Distributions from net realized mid-term and long-term gains.        (0.91)        (1.50)      (0.84)      (1.00)       (0.10)
                                                                 ------------  ------------  ----------  ----------    ---------
   Total distributions .........................................        (1.31)        (1.90)      (1.22)      (1.41)       (0.54)
                                                                 ------------  ------------  ----------  ----------    ---------
   Net asset value at end of year .............................. $      34.23  $      19.37  $    15.59  $    14.87    $   12.30
                                                                 ============  ============  ==========  ==========    =========

Total Return(1).................................................        85.30%        37.36%      13.46%      33.44%       (6.32)%
Ratios to Average Daily Net Assets:
   Expenses ....................................................         1.05%         1.11%       1.14%       0.93%(2)     0.92%(2)
   Net investment income .......................................         0.48%         1.07%       1.74%       2.85%(3)     3.14%(3)
Supplemental Data:
   Net assets at end of year (000) .............................  $ 1,275,775     $ 622,865  $  505,371  $  492,454     $ 435,805
   Portfolio turnover rate .....................................           14%           26%         20%         24%          23%

------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99% and 0.99% for the years ended December 31, 1995 and 1994, respectively.
3 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79% and 3.07% for the years ended December 31, 1995 and 1994, respectively.

                       See Notes to Financial Statements.

                                    33 and 34

FLAG INVESTORS COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      For the                                    For the Period
                                                    Year Ended          For the Years           January 3, 1995(1)
                                                    December 31,      Ended December 31,      through December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                           1998           1997          1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period .........  $        19.22  $       15.51  $       14.83  $      12.28
                                                     --------------  -------------  -------------  ------------
Income from Investment Operations:
   Net investment income/(loss) ...................           (0.02)          0.18           0.19          0.30
   Net realized and unrealized gain on investments.           15.83           5.34           1.63          3.56
                                                     --------------  -------------  -------------  ------------
   Total from Investment Operations ...............           15.81           5.52           1.82          3.86
                                                     --------------  -------------  -------------  ------------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ............           (0.32)         (0.31)         (0.30)        (0.31)
   Distributions from net realized long-term gains.           (0.91)         (1.50)         (0.84)        (1.00)
                                                     --------------  -------------  -------------  ------------
   Total distributions ............................           (1.23)         (1.81)         (1.14)        (1.31)
                                                     --------------  -------------  -------------  ------------
   Net asset value at end of period ...............  $        33.80  $       19.22  $       15.51  $      14.83
                                                     ==============  =============  =============  ============

Total Return(2)....................................           83.91%         36.36%         12.60%        32.42%
Ratios to Average Daily Net Assets:
   Expenses .......................................            1.80%          1.86%          1.92%         1.70%(3,5)
   Net investment income/(loss) ...................           (0.35)%         0.29%          0.95%         2.13%(4,5)
Supplemental Data:
   Net assets at end of period (000) ..............  $      165,308  $      32,474  $      17,661  $      7,504
   Portfolio turnover rate ........................              14%            26%            20%           24%

-----------------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
4 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.
5 Annualized.

                       See Notes to Financial Statements.
                                    35 and 36

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  For the period
                                                                   Nov. 1, 1998(1)
                                                                 Through Dec. 31,
-----------------------------------------------------------------------------------
                                                                       1998
Per Share Operating Performance:
   Net asset value at beginning of period ....................       $      25.50
                                                                     ------------
Income from Investment Operations:
   Net investment income/(loss) ..............................              (0.01)
   Net realized and unrealized gain on investments ...........               9.21
                                                                     ------------
   Total from Investment Operations ..........................               9.20
                                                                     ------------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains .......................              (0.21)
   Distributions from net realized long-term gains ...........              (0.65)
                                                                     ------------
   Total distributions .......................................              (0.86)
                                                                     ------------
   Net asset value at end of period ..........................       $      33.84
                                                                     ============

Total Return(2)...............................................              36.70%
Ratios to Average Daily Net Assets:
   Expenses ..................................................               1.85%(3)
   Net investment income/(loss) ..............................              (0.61)%(3)
Supplemental Data:
   Net assets at end of year (000) ...........................       $      3,247
Portfolio turnover rate ......................................                 14%


--------------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Annualized.


                       See Notes to Financial Statements.

                       This page intentionally left blank.

FLAG INVESTORS COMMUNICATIONS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          For the Period
                                                          January 1, 1998
                                                              through
                                                           November 20,(1)              For the Years Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                               1998           1997           1996          1995         1994

Per Share Operating Performance:
   Net asset value at beginning of year .................. $     19.36  $       15.59  $       14.87   $     12.30    $    13.67
                                                           -----------  -------------  -------------  ------------    ----------
Income from Investment Operations:
   Net investment income .................................        0.09           0.23           0.22          0.34          0.37
   Net realized and unrealized gain/(loss) on investments.        9.43           5.40           1.67          3.58         (1.20)
                                                           -----------  -------------  -------------  ------------    ----------
   Total from Investment Operations ......................        9.52           5.63           1.89          3.92         (0.83)
                                                           -----------  -------------  -------------  ------------    ----------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ...................       (0.15)         (0.36)         (0.33)        (0.35)        (0.42)
   Distributions in excess of net investment income ......          --             --             --            --         (0.02)
   Distributions from net realized long-term gains .......       (0.26)         (1.50)         (0.84)        (1.00)        (0.10)
                                                           -----------  -------------  -------------  ------------    ----------
   Total distributions ...................................       (0.41)         (1.86)         (1.17)        (1.35)        (0.54)
                                                           -----------  -------------  -------------  ------------    ----------
   Net asset value at end of period ...................... $     28.47  $       19.36  $       15.59   $     14.87    $    12.30
                                                           ===========  =============  =============  ============    ==========

Total Return(2)...........................................       49.49%         36.94%         13.00%        32.91%        (6.13)%
Ratios to Average Daily Net Assets:
   Expenses ..............................................        1.44%(5)       1.46%          1.49%         1.28%(3)      1.27%(3)
   Net investment income .................................        0.23%(5)       0.73%          1.40%         2.50%(4)      2.81%(4)
Supplemental Data:
   Net assets at end of year (000) ....................... $        --  $      30,931  $      27,573   $    31,317     $  31,696
   Portfolio turnover rate ...............................          14%            26%            20%           24%          23%

-------------------
1 Class D shares were converted to Class A Shares on November 20,1998.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.34% and 1.34% for the years ended December 31, 1995 and 1994, respectively.
4 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.44% and 2.74% for the years ended December 31, 1995 and 1994, respectively.
5 Annualized

                       See Notes to Financial Statements.

                                       39 and 40

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     For the Period
                                                                     June 4, 1998(1)
                                                                         through
                                                                      December 31,
-----------------------------------------------------------------------------------
                                                                          1998
Per Share Operating Performance:
   Net asset value at beginning of period ........................     $    23.26
                                                                       ----------
Income from Investment Operations:
   Net investment income .........................................           0.06
   Net realized and unrealized gain on investments ...............          12.17
                                                                       ----------
   Total from Investment Operations ..............................          12.23
                                                                       ----------
Less Distributions:
   Distributions from net investment income and net realized
     short-term gains ............................................          (0.31)
   Distributions from net realized long-term gains ...............          (0.91)
                                                                       ----------
   Total distributions ...........................................          (1.22)
                                                                       ----------
   Net asset value at end of period ..............................     $    34.27
                                                                       ==========
Total Return(2)...................................................          53.95%
Ratios to Average Net Assets:
   Expenses ......................................................           0.83%(3)
   Net investment income .........................................           0.49%(3)
Supplemental Data:
   Net assets at end of period (000) .............................     $      813
   Portfolio turnover rate .......................................             14%

--------------
  1 Commencement of operations.
  2 Total return excludes the effect of sales charge.
  3 Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Communications Fund, Inc. (the "Fund"), previously named Flag Investors Telephone Income Fund, which is organized as a Maryland Corporation and commenced operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment management company. On January 18, 1984 (the exchange date), investors received five Fund shares for each American Telephone & Telegraph Company (AT&T) share, with rights to the divested Bell regional operating companies attached, in a tax-free exchange. The Fund's objective is to maximize total return.

     The Fund consists of four share classes: Class A Shares, which commenced January 18, 1984; Class B Shares, which commenced January 3, 1995; Class C Shares, which commenced November 1, 1998; and Institutional Shares, which commenced June 4, 1998. Class D Shares were converted to Class A Shares on November 20, 1998.

     The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. The Institutional Shares are not subject to sales charges. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(CONTINUED)

NOTE 1--continued

         At December 31, 1998, there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

      B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the brokers repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAX--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

         The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

      D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 2--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion.

     For the year ended December 31,1998, ICC's advisory fee was $5,927,518 of which $687,079 was payable at the end of the period.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1998 ICC's fee was $135,622 of which $13,611 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998 ICC's fee was $577,983 of which $58,469 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     Bankers Trust Corporation became the Fund's custodian on September 22, 1997. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. For the year ended December 31, 1998, custody fees amounted to $101,903, of which $15,904 was payable at the end of the period.

     Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABIM a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(continued)

NOTE 2--continued

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates:0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was $34,921 and the accrued liability was $1,671.

Note 3--Capital Share Transactions

     The Fund is authorized to issue up to 110 million shares of $.001 par value capital stock (63 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Shares, and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                         Class A Shares
                                                -----------------------------
                                                   For the         For the
                                                  Year Ended      Year Ended
                                                 Dec. 31, 1998  Dec. 31, 1997
                                                --------------  -------------
Shares sold ...................................      7,977,108        1,332,424
Shares issued to shareholders on
   reinvestment of dividends ..................      1,383,390        2,595,376
Shares redeemed ...............................     (4,236,213)      (4,200,351)
                                                 -------------    -------------
Net increase/(decrease) in shares outstanding..      5,124,285         (272,551)
                                                 =============    =============
Proceeds from sale of shares ..................  $ 208,050,462    $  23,153,177
Value of reinvested dividends .................     37,846,228       47,729,473
Cost of shares redeemed .......................   (100,876,700)     (71,340,867)
                                                 -------------    -------------
Net increase/(decrease) from
   capital share transactions .................  $ 145,019,990    $    (458,217)
                                                 =============    =============


FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTE 3-continued
                                                         Class B Shares
                                                ------------------------------
                                                   For the            For the
                                                  Year Ended        Year Ended
                                                 Dec. 31, 1998     Dec. 31, 1997
                                                --------------     -------------

Shares sold ................................        3,461,232           506,254
Shares issued to shareholders on
   reinvestment of dividends ...............          162,054           138,015
Shares redeemed ............................         (421,723)          (93,315)
                                                 ------------      ------------
Net increase in shares outstanding .........        3,201,563           550,954
                                                 ============      ============
Proceeds from sale of shares ...............     $ 86,906,479      $  8,903,842
Value of reinvested dividends ..............        4,455,460         2,533,345
Cost of shares redeemed ....................      (10,210,390)       (1,625,592)
                                                 ------------      ------------
Net increase from capital share
  transactions .............................     $ 81,151,549      $  9,811,595
                                                 ============      ============


                                                          Class C Shares
                                                      ---------------------
                                                         For the period
                                                      Nov. 1, 19981 through
                                                          Dec. 31, 1998
                                                     ----------------------

Shares sold ...........................................         96,807
Shares issued to shareholders on
   reinvestment of dividends ..........................          1,030
Shares redeemed .......................................         (1,875)
                                                           -----------
Net increase in shares outstanding ....................         95,962
                                                           ===========

Proceeds from sale of shares ..........................    $ 2,839,788
Value of reinvested dividends .........................         29,394
Cost of shares redeemed ...............................        (54,186)
                                                           -----------
Net increase from capital share transactions ..........    $ 2,814,996
                                                           ===========


-----------
1 Commencement of operations.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(CONCLUDED)

Note 3-concluded

                                                       Class D Shares 1
                                               --------------------------------
                                                For the period
                                                  Jan. 1,1998        For the
                                                    through        Year Ended
                                                 Nov. 20, 1998    Dec. 31, 1997
                                               ---------------   --------------

Shares sold ................................               --                --
Shares issued to shareholders on
   reinvestment of dividends ...............           22,620           141,577
Shares redeemed ............................       (1,620,465)         (312,350)
                                                 ------------      ------------
Net decrease in shares outstanding .........       (1,597,845)         (170,773)
                                                 ============      ============

Proceeds from sale of shares ...............     $         --      $         --
Value of reinvested dividends ..............          556,267         2,600,796
Cost of shares redeemed ....................      (45,031,824)       (5,378,218)
                                                 ------------      ------------
Net decrease from capital share
  transactions .............................     $(44,475,557)     $ (2,777,422)
                                                 ============      ============

---------------
1 Converted to Class A Shares on November 20, 1998.

                                                                    Institutional
                                                                        Shares
                                                               ---------------------
                                                                   For the period
                                                               June 4, 19981 through
                                                                    Dec. 31, 1998
                                                               ---------------------
Shares sold ...................................................           23,201
Shares issued to shareholders on
   reinvestment of dividends ..................................              521
Shares redeemed ...............................................               --
                                                                        --------
Net increase in shares outstanding ............................           23,722
                                                                        ========

Proceeds from sale of shares ..................................         $622,784
Value of reinvested dividends .................................           14,595
Cost of shares redeemed .......................................               --
                                                                        --------
Net increase from capital share transactions ..................         $637,379
                                                                        ========

---------------
1 Commencement of operations.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $119,103,526 and sales of investment securities aggregated $172,504,529 for the year ended December 31, 1998.

     At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $843,920,462 and aggregate unrealized depreciation for all securities in which there is an excess of tax cost over value was ($6,677,059).

NOTE 5--Net Assets

     On December 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares ............................................    $  423,771,671
   Class B Shares ............................................       107,580,197
   Class C Shares ............................................         2,814,996
   Institutional Shares ......................................           637,379
Accumulated net realized gain from security transactions .....        73,095,529
Net unrealized appreciation of investments ...................       837,243,403
                                                                  --------------
                                                                  $1,445,143,175
                                                                  ==============
                                      48

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Communications Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Communications Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 5, 1999

                                   APPENDIX A

                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

         AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the higher rated issues only in small degree.

         A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC and C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         C -- This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         D -- In payment default. The D rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Moody's Bond Ratings

         Aaa -- Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high grade bonds. Rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

         Baa -- Considered as medium-grade obligations, that is, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate; and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Represent obligations that are speculative in a high degree. Often in default or have other marked shortcomings.

         C -- The lowest rated class of bonds. Can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       A-2